UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 23, 2025
Date of Report (Date of earliest event reported)
ON Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On September 23, 2025, Semiconductor Components Industries, LLC, a wholly-owned subsidiary (“SCI LLC”) of ON Semiconductor Corporation (“onsemi”), entered into a Master Framework Agreement (the “Master Framework Agreement”) with Ningbo Aura Semiconductor Co., Ltd., Aura Semiconductor Pvt. Ltd., Shaoxing Yuanfang Semiconductor Co. Ltd., Aura Semiconductor Limited and Aim Core Holdings Limited (collectively, the “Aura Entities”) whereby, among other things, SCI LLC will purchase certain assets of the Aura Entities and the Aura Entities will grant SCI LLC an intellectual property license for Vcore power management components and systems (the “Transaction”). Total consideration payable by SCI LLC with respect to the Transaction is a maximum of $144 million, subject to customary purchase price adjustments.  Of this amount, $72 million is tied to the delivery and acceptance of specified products and the remaining $72 million is contingent upon the achievement of certain revenue milestones.  The amount delivered at closing will depend upon the number of products delivered and accepted at closing.

Completion of the Transaction is subject to the satisfaction of customary closing conditions. Both SCI LLC and the Aura Entities are subject to certain restrictive covenants from the date of closing to December 31, 2030, and the Master Framework Agreement may be terminated under certain circumstances.

SCI LLC and the Aura Entities have each made customary representations, warranties, covenants and indemnities for a transaction of this type in the Master Framework Agreement.

The performance of all obligations and liabilities of the Aura Entities under the Master Framework Agreement and related ancillary agreements is jointly and severally guaranteed by certain individuals and affiliates of the Aura Entities.

In connection with the Master Framework Agreement, it is anticipated that SCI LLC and the Aura Entities will enter into a Support Services Agreement (the “Support Services Agreement”), pursuant to which certain of the Aura Entities will provide services to SCI LLC to facilitate the license and the orderly transfer of certain assets pursuant to the Master Framework Agreement. The Support Services Agreement shall be effective from the date of closing until December 31, 2030 and may be terminated under certain circumstances.

The foregoing descriptions of the Transaction, the Master Framework Agreement and the Support Services Agreement do not purport to be complete and are qualified in their entirety by reference to the Master Framework Agreement and the Support Services Agreement, which are attached to, and incorporated by reference into, this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 10.1 and Exhibit 10.2, respectively. The Master Framework Agreement and the Support Services Agreement have been incorporated into this Form 8-K by reference to provide information regarding the respective terms and are not intended to modify or supplement any factual disclosures about SCI LLC or onsemi in any public reports filed with the Securities and Exchange Commission (the “SEC”) by onsemi.

Item 7.01	Regulation FD Disclosure

On September 23, 2025, onsemi issued a press release announcing its entry into the Master Framework Agreement and the Transaction. A copy of the press release is attached to, and incorporated by reference into, this Form 8-K as Exhibit 99.1.

The information under this Item 7.01 of this Form 8-K, including Exhibit 99.1,  is being furnished under Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements related to the consummation and anticipated benefits of the Transaction by onsemi and SCI LLC. These forward-looking statements are based on information available to onsemi as of the date of this Form 8-K and current expectations, forecasts, estimates and assumptions and involve a number of risks and uncertainties that could cause actual results or events to differ materially from those anticipated by these forward-looking statements. Such risks and uncertainties include a variety of factors, some of which are beyond the control of onsemi and SCI LLC. In particular, such risks and uncertainties include, but are not limited to: the risk that one or more closing conditions to the Transaction may not be satisfied or waived, on a timely basis or otherwise; the risk that the Transaction does not close when anticipated, or at all; matters arising in connection with the parties’ efforts to comply with and satisfy closing conditions relating to the Transaction; the Transaction may involve unexpected costs, liabilities or delays; difficulties encountered in integrating the licensed intellectual property and assets to be acquired pursuant to the Transaction, including the potentially accretive and synergistic benefits; difficulties leveraging desired growth opportunities and markets; the possibility that expected benefits may not materialize as expected; the diversion of and attention of management of onsemi on Transaction-related issues; revenue and operating performance; economic conditions and markets (including current financial conditions); risks related to the ability to meet assumptions regarding outlook for revenue and gross margin as a percentage of revenue; effects of exchange rate fluctuations; the cyclical nature of the semiconductor industry; changes in product demand; changes in inventories of customers and distributors; technological and product development risks; enforcement and protection of intellectual property rights and related risks; risks that acquisitions or dispositions of assets may disrupt current plans and operations; the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties arising from integrating and consolidating acquired assets; risks related to new legal requirements in the U.S. and international jurisdictions; and risks involving environmental or other governmental regulation. Information concerning additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in Part I, Item 1A “Risk Factors” in onsemi’s Annual Report on Form 10-K as filed with the SEC on February 10, 2025, any subsequently filed Quarterly Reports on Form 10-Q and from time to time in onsemi’s other filings with the SEC. These forward-looking statements are as of the date hereof and should not be relied upon as representing our views as of any subsequent date, and onsemi does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

The below exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1*†
Master Framework Agreement, dated as of September 23, 2025, by and between Semiconductor Components Industries, LLC, and Ningbo Aura Semiconductor Co., Ltd., Aura Semiconductor Pvt. Ltd., Shaoxing Yuanfang Semiconductor Co. Ltd., Aura Semiconductor Limited and Aim Core Holdings Limited.

10.2*†
Form of Support Services Agreement,  by and between Semiconductor Components Industries, LLC and Ningbo Aura Semiconductor Co., Ltd., Aura Semiconductor Pvt. Ltd., Shaoxing Yuanfang Semiconductor Co. Ltd. and Aura Semiconductor Limited.

99.1	Press Release of ON Semiconductor Corporation, dated September 23, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. onsemi hereby undertakes to furnish supplemental copies of such schedules and attachments to the SEC upon request.

†	Certain portions of this exhibit have been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: September 23, 2025	By:	/s/ Thad Trent
Thad Trent Executive Vice President and Chief Financial Officer